FCF SA2 04/22

SUPPLEMENT DATED APRIL 20, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2022

OF

FRANKLIN INCOME FUND

(a series of Franklin Custodian Funds)

The statement of additional information (SAI) is amended as follows:

I.  The following is added to the bullet point list of investment in which the Fund may invest under the heading “Goals, Strategies and Risks – Additional Strategies – Income Fund:”

The Fund may:

• invest in REITs

• invest in business development companies (BDCs).

II. The following is added to the “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Investment company securities” section of the SAI:

Closed-end funds. The shares of a closed-end fund typically are bought and sold on an exchange. The risks of investing in a closed-end investment company typically reflect the risk of the types of securities in which the closed-end fund invests. Closed-end funds often leverage returns by issuing debt securities, variable rate preferred securities or reverse-repurchase agreements. The Fund may invest in debt securities issued by closed-end funds, subject to any quality or other standards applicable to the Fund's investment in debt securities. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments.

Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the net asset value of the securities held by the closed-end fund. The premium or discount that the share prices represent versus net asset value may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If the Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

Business development companies (BDCs). BDCs are a less common type of closed-end fund regulated under the 1940 Act. BDCs more closely resemble operating companies than closed-end investment companies and may use leverage. BDCs typically invest in small, developing, financially troubled, private companies or other companies that may have value that can be realized over time, often with managerial assistance. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements. Additionally, a BDC’s expenses are not direct expenses paid by Fund shareholders and are not used to calculate a fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies.

III. The following is added to the “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks” section of the SAI:

Real estate investment trusts (REITs) A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests.

The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.

Please keep this supplement with your SAI for future reference.